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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (No. 333-39574, 333-43389, 33-09559 and 033-79996).


/s/ ARTHUR ANDERSEN
----------------------
(ARTHUR ANDERSEN LLP)

New York, New York
March 21, 2001